                                                                    EXHIBIT 99.6

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 29, 2001, between Goldman Sachs Mortgage Company as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         Subject to the terms and conditions hereof, the Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class E, Class F and Class G] Certificates to Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (in such capacity, each an "Initial Purchaser") and the Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Commercial Asset Trading, Inc. (in such capacity, an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

         Subject to the terms and conditions hereof, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on April 5, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in April 2001. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $276,434,536, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be calculated and paid pursuant to the Mortgage Loan Purchase Agreements dated as of September 28, 2000, December 28, 2000 and March 29, 2001, respectively, each between the Seller, as purchaser, and the Purchaser, as seller.


SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GMAC Commercial Mortgage Corporation. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (d) The Seller and the Purchaser intend the transfer of the Mortgage Loans hereunder to be a true sale by the Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with full control of the Mortgage Loans.


SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.


SECTION 4. Representations, Warranties and Covenants of the Seller.

         (a) Reserved.

         (b) The Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

               (i) The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

               (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally,
          (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

               (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

               (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
          (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and
          (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

               (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

               (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

               (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

               (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.


SECTION 6. Reserved.


SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

               (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

               (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to
          Section 2;

               (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

               (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.


SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

               (i) this Agreement duly executed and delivered by the Purchaser and the Seller;

               (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Seller;

               (iii) a certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

               (iv) a certificate of the Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

               (v) a written opinion of counsel for the Seller, substantially in the form of Exhibit C-3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

               (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

               (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Seller; and

               (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9. Reserved.


SECTION 10. Assignment of Supplemental Agreement.

         In connection with the transfer of the Mortgage Loans hereunder, the Seller hereby assigns to the Purchaser all of the Seller's right, title and interest in and to the Supplemental Agreement.


SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to Goldman Sachs Mortgage Company, at 85 Broad Street, New York, New York 10004, Attention: Jay Strauss, facsimile no. (212) 902-4140 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.


SECTION 12. Reserved.


SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.


SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.


SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.


SECTION 17. Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.


SECTION 18. Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns.


SECTION 19. Amendments

         (a) No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   GOLDMAN SACHS MORTGAGE COMPANY,
                                   a New York Limited Partnership



                                   By: Goldman Sachs Real Estate Funding Corp., its General Partner



                                   By:         /s/ Dan Sparks
                                        ----------------------------------------
                                        Name:  Dan Sparks
                                        Title: Vice President



                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.



                                   By:         /s/ David Lazarus
                                        ----------------------------------------
                                        Name:  David Lazarus
                                        Title: Vice President
Acknowledged and Agreed
with respect to Section 10:



                                   GMAC COMMERCIAL MORTGAGE CORPORATION



                                   By:         /s/ David Lazarus
                                        ----------------------------------------
                                        Name:  David Lazarus
                                        Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GMACCM - Goldman Sachs Repurchase Facility

                                                                                                  INTEREST
                                                                                                    RATE
   LOAN NUMBER        LOAN NAME           ADDRESS           CITY           STATE       ZIP CODE      (%)
----------------  ------------------  ---------------  --------------  --------------  --------  ----------
29129             Mount Pleasant      1600 Palmetto    Mount Pleasant  South Carolina    29466     7.58000
                  Towne Centre        Grande Drive
30696             Long Island                                                                      7.82000
                  Industrial
                  Portfolio
30696-A           200 13th Avenue     200 13th         Ronkonkoma      New York          11779
                                      Avenue
----------------  ------------------  ---------------  -------------   --------------  --------  ----------
30696-B           100 13th Avenue     100 13th         Ronkonkoma      New York          11779
                                      Avenue
30696-C           1 Comac Loop        1 Comac Loop     Ronkonkoma      New York          11779
30696-D           80 13th Avenue      80 13th Avenue   Ronkonkoma      New York          11779
30696-E           90 13th Avenue      90 13th Avenue   Ronkonkoma      New York          11779
30696-F           33 Comac Loop       33 Comac Loop    Ronkonkoma      New York          11779
----------------  ------------------  ---------------  -------------   --------------  --------  ----------
30696-G           101-125 Comac       101-125 Comac    Ronkonkoma      New York          11779
                  Street              Street
30696-H           2905 Veterans       2905 Veterans    Ronkonkoma      New York          11779
                  Highway             Highway
30696-I           99 Lafayette Drive  99 Lafayette     Syosset         New York          11791
                                      Drive
30196             Marketplace at      15445 South      Delray Beach    Florida           33484     7.88000
                  Delray              Military Trail
09-0001428        Avalon Peak         2000             Apex            North Carolina    27502     7.39000
                  Apartments          Kiftsgate Lane
----------------  ------------------  ---------------  -------------   --------------  --------  ----------
29874             Fluor Buildings     9701 and 9703    Irvine          California        92618     7.55000
                                      Jeronimo Road
29656             TownePlace Suites   1426 Falcon      Milpitas        California        95035     8.18750
                  by Marriott         Drive
27111             Preferred Freezer   3100 East        Los Angeles     California        90023     8.25000
                  Services, Inc.      Washington
                                      Street
30388             Courtyard           400 Highland     Mesquite        Texas             75149     7.31000
                  Apartments          Village Drive
----------------  ------------------  ---------------  -------------   --------------  --------  ----------
28778             Ontario Mills       4380,4421,4449,  Ontario         California        91764     8.01000
                                      4485,4543,4558
                                      & 4567 Mills
                                      Circle
30440             Residence Inn       Three            Metairie        Louisiana         70001     7.90000
                                      Galleria
                                      Boulevard



                                                             REMAINING
                               ORIGINAL    CUT-OFF DATE        TERM TO
   LOAN NUMBER    RATE TYPE  BALANCE ($)    BALANCE ($)    MATURITY (MOS.)   MATURITY DATE
----------------  ---------  -----------   ------------   ----------------   -------------
29129               Fixed      46,400,000     46,297,687         117             1/5/11

30696               Fixed      36,483,000     36,388,527         115            11/5/10


30696-A

----------------  ---------   -----------   ------------   ----------------   -------------
30696-B

30696-C
30696-D
30696-E
30696-F
----------------  ---------   -----------   ------------   ----------------   -------------
30696-G

30696-H

30696-I

30196               Fixed      18,100,000     18,062,421         117             1/5/11

09-0001428          Fixed      17,500,000     17,469,725         118             2/1/11

----------------  ---------   -----------   ------------   ----------------   -------------
29874               Fixed      17,000,000     16,991,075         119             3/5/11

29656               Fixed      13,600,000     13,558,103         117             1/1/26

27111               Fixed      11,250,000     11,206,732         116            12/5/10


30388               Fixed      10,880,000     10,854,685         117             1/5/11

----------------  ---------   -----------   ------------   ----------------   -------------
28778               Fixed      10,500,000     10,478,764         93              1/5/09



30440               Fixed       9,000,000      8,992,357         119             3/1/11






                                                                                                   INTEREST
                                                                                                     RATE
   LOAN NUMBER        LOAN NAME           ADDRESS           CITY           STATE       ZIP CODE       (%)
----------------  -----------------    -------------   -------------   -------------   --------   ----------
29799             The Shops at         240 U. S.       Falmouth        Maine             04105      7.62000
                  Falmouth Village     Route 1
29920             Residence Inn by     11651           Orlando         Florida           32817      8.12500
                  Marriott             University
                                       Boulevard
30074             Laguna Hills         24151 Moulton   Laguna Woods    California        92653      7.65000
                  Extra Space          Parkway
----------------  ------------------   --------------  -------------   --------------  --------   ----------
30418             Marion Manor         4700 East       Las Vegas       Nevada            89104      7.72000
                  Apartments           Charleston
                                       Boulevard
30459             Greater New          700 Edwards     Harahan         Louisiana         70123      7.62500
                  Orleans Warehouse    Avenue
29731             Hampton Inn          8050 Old        Erie            Pennsylvania      16509      8.31250
                                       Oliver Road
----------------  ------------------   --------------  -------------   --------------  --------   ----------
30518             Carmel Mountain      14331-14391     San Diego       California        92129      7.25000
                  West Shopping        Penasquitos
                  Center               Drive
27694             Kimbrook Village     8417 Oswego     Clay            New York          13041      7.85000
                  Square               Road
29408             Parkwood/Stratford                                                                7.70000
29408-A           Parkwood Manor       83 South        Upper Darby     Pennsylvania      19082
                  Apartments           State Road      Township
29408-B           Stratford Court      58-64 North     Lansdowne       Pennsylvania      19050
                  Apartments           Lansdowne
                                       Avenue
----------------  ------------------   --------------  -------------   --------------  --------   ----------
30769             Cedar Creek          11615 Highway   Everett         Washington        98204      7.37000
                  Apartments           99 South
29481             Lake Placid Lodge    Whiteface Inn   Lake Placid     New York          12946      8.37500
                                       Road
30545             Sandhurst            1701 West       Charlotte       North Carolina    28201      7.71000
                  Apartments           Boulevard
30278             Tyler Square         1200 Tyler      Radford         Virginia          24141      7.97000
                  Shopping Center      Avenue
----------------  ------------------   --------------  -------------   --------------  --------   ----------
29188             Stewart Square       235 North       Las Vegas       Nevada            89101      8.10000
                  Shopping Center      Eastern Avenue
27757             Stony Brook          East Side       Scott &         Pennsylvania      17815      7.70000
                  Circle               Route 487       Orange
                                       North at        Townships
                                       Brook Road
30878             The Summit           2814 DeMel      Louisville      Kentucky          40214      7.20000
                  Apartments           Avenue



                                                                 REMAINING
                                  ORIGINAL    CUT-OFF DATE        TERM TO
   LOAN NUMBER      RATE TYPE   BALANCE ($)    BALANCE ($)    MATURITY (MOS.)  MATURITY DATE
----------------    ---------   -----------   ------------   ----------------  -------------
29799                 Fixed       8,000,000      7,982,500         117            1/5/11

29920                 Fixed       7,100,000      7,077,904         117            1/1/26


30074                 Fixed       6,325,000      6,321,789         119            3/5/11

----------------    ---------   -----------   ------------  ----------------   ------------
30418                 Fixed       6,140,000      6,126,835         117            1/5/11


30459                 Fixed       5,720,000      5,707,500         117            1/5/11

29731                 Fixed       5,250,000      5,230,034         116           12/1/25

----------------    ---------   -----------   ------------  ----------------   ------------
30518                 Fixed       5,100,000      5,097,050         119            3/5/11


27694                 Fixed       4,900,000      4,892,116         118            2/5/11

29408                 Fixed       4,000,000      3,983,040         116           12/5/10
29408-A               Fixed

29408-B               Fixed


----------------    ---------   -----------   ------------  ----------------   ------------
30769                 Fixed       3,850,000      3,843,318         118            2/5/11

29481                 Fixed       3,800,000      3,785,711         116           12/1/25

30545                 Fixed       3,400,000      3,394,408         118            2/5/11

30278                 Fixed       3,390,000      3,381,519         116           12/5/10

----------------    ---------   -----------   ------------  ----------------   ------------
29188                 Fixed       3,372,000      3,361,537         115           11/5/10

27757                 Fixed       3,270,000      3,259,101         117            1/5/11



30878                 Fixed       3,150,000      3,148,148         119            3/5/11



                                                                                               INTEREST
                                                                                                 RATE
   LOAN NUMBER        LOAN NAME         ADDRESS           CITY           STATE      ZIP CODE      (%)
----------------  -----------------  -------------   -------------   -------------  --------  ----------
30681             Cardinal-Pineview  4731 North      Orlando         Florida          32808     7.51000
                  Apts.              Pine Hills
                                     Road
----------------  -----------------  -------------   -------------   -------------  --------  ----------
29218             Asmann & Westwood                                                             8.00000
                  Apartments
29218-A           Asmann Apartments  1607-1625       Cincinnati      Ohio             45229
                                     Asmann Avenue
29218-B           Westwood           2503-2505       Cincinnati      Ohio             45211
                  Apartments         Harrison Ave
                                     and 2930-2934
                                     Grasselli
                                     Avenue
21815             Marsh Landing      1300 Marsh      Ponte Vedra     Florida          32250     7.90000
                  Office Park        Landing         Beach
                                     Parkway
28690             Milford Vista      800-860         Milford         Ohio             45150     7.30000
                  Apartments         Mohawk Trail
----------------  -----------------  -------------   -------------   -------------  --------  ----------
30982             Office Max on      88 Union        Auburn          Maine            04210     7.44000
                  Union Street       Street
29566             Cloud Nine         5234, 5244      Lakewood        California       90712     7.52000
                  Apartments         and 5254
                                     Oliva Avenue
28304             1127               1127            Stafford        Virginia         22406     8.12000
                  International      International
                  Parkway            Parkway
29522             Hillside Village   205 West        Longview        Texas            75601     8.10000
                  Apartments         Whaley Street
30238             Cardinal-          1005-D          Kissimmee       Florida          34741     7.51000
                  Heatherwood        Hoagland
                  Apts.              Boulevard
----------------  -----------------  -------------   -------------   -------------  --------  ----------
29267             McCreless Court    2334-2378 E.    San Antonio     Texas            78223     8.36000
                  Shopping Center    Southcross
                                     Boulevard
30449             326-338            326-338         Palo Alto       California       94301     7.62500
                  University Avenue  University
                                     Avenue
30357             Cherry Hill        4708            Oklahoma City   Oklahoma         73135     7.35000
                  Apartments         Southeast
                                     44th Street
29131             After Six          4114-4190 G     Philadelphia    Pennsylvania     19124     7.71000
                  Shopping           Street
                  Center-Phase II
----------------  -----------------  -------------   -------------   -------------  --------  ----------

                                                              REMAINING
                                ORIGINAL    CUT-OFF DATE       TERM TO
   LOAN NUMBER    RATE TYPE   BALANCE ($)    BALANCE ($)   MATURITY (MOS.)  MATURITY DATE
----------------  ---------   -----------   ------------  ----------------  -------------
30681               Fixed       2,700,000      2,693,264        118            2/5/11


----------------  ---------   -----------   ------------  ----------------  -------------
29218               Fixed       2,625,000      2,606,483        113            9/1/10

29218-A             Fixed

29218-B             Fixed




21815               Fixed       2,460,000      2,454,913        117            1/5/11


28690               Fixed       2,365,000      2,363,653        119            3/5/11

----------------  ---------   -----------   ------------  ----------------  -------------
30982               Fixed       2,200,000      2,196,224        118            2/5/11

29566               Fixed       2,100,000      2,092,796        117            1/5/11


28304               Fixed       2,100,000      2,091,149        113            9/5/10


29522               Fixed       1,941,000      1,933,332        116           12/5/10

30238               Fixed       1,900,000      1,896,775        118            2/5/11


----------------  ---------   -----------   ------------  ----------------  -------------
29267               Fixed       1,755,000      1,748,383        116           12/5/10


30449               Fixed       1,500,000      1,499,232        119            3/5/11


30357               Fixed       1,350,000      1,347,650        118            2/5/11


29131               Fixed       1,260,000      1,257,293        117            1/5/11


----------------  ---------   -----------   ------------  ----------------  -------------

                                                                                               INTEREST
                                                                                                 RATE
   LOAN NUMBER        LOAN NAME         ADDRESS           CITY           STATE      ZIP CODE      (%)
----------------  -----------------  -------------   -------------   -------------  --------  ----------
23305             Henry Manor        425 North       Morristown      Tennessee       37814     8.10000
                  Apartments         Henry Street



                                                              REMAINING
                                ORIGINAL    CUT-OFF DATE       TERM TO
   LOAN NUMBER    RATE TYPE   BALANCE ($)    BALANCE ($)   MATURITY (MOS.)  MATURITY DATE
----------------  ---------   -----------   ------------  ----------------  -------------
23305               Fixed        836,000       830,528           116          12/5/10





                                      ANTICIPATED
                                       REPAYMENT       DAY         MONTHLY               CREDIT LEASE
   LOAN NUMBER        LOAN NAME          DATE      PAYMENT DUE     PAYMENT    ARD LOAN       LOAN
----------------  ------------------  ----------  -------------  ----------  ----------  ------------
29129             Mount Pleasant                        5           326,981     No           No
                  Towne Centre
30696             Long Island                           5           263,136     No           No
                  Industrial
                  Portfolio
30696-A           200 13th Avenue
----------------  ------------------  ----------  -------------  ----------  ----------  ------------
30696-B           100 13th Avenue
30696-C           1 Comac Loop
30696-D           80 13th Avenue
30696-E           90 13th Avenue
30696-F           33 Comac Loop
----------------  ------------------  ----------  -------------  ----------  ----------  ------------
30696-G           101-125 Comac
                  Street
30696-H           2905 Veterans
                  Highway
30696-I           99 Lafayette Drive
30196             Marketplace at                        5           131,300     No           No
                  Delray
09-0001428        Avalon Peak                           1           121,047     No           No
                  Apartments
----------------  ------------------  ----------  -------------  ----------  ----------  ------------
29874             Fluor Buildings                       5           119,449     No           No
29656             TownePlace Suites     1/1/11          1           106,662     Yes          No
                  by Marriott
27111             Preferred Freezer                     5            88,701     No           No
                  Services, Inc.
30388             Courtyard                             5            74,664     No           No
                  Apartments
----------------  ------------------  ----------  -------------  ----------  ----------  ------------
28778             Ontario Mills                         5            77,118     No           No
30440             Residence Inn                         1            68,868     No           No
29799             The Shops at                          5            56,596     No           No
                  Falmouth Village
29920             Residence Inn by      1/1/11          1            55,388     Yes          No
                  Marriott
30074             Laguna Hills                          5            44,877     No           No
                  Extra Space
----------------  ------------------  ----------  -------------  ----------  ----------  ------------
30418             Marion Manor                          5            43,860     No           No
                  Apartments
30459             Greater New                           5            40,486     No           No
                  Orleans Warehouse
29731             Hampton Inn           12/1/10         1            41,613     Yes          No
----------------  ------------------  ----------  -------------  ----------  ----------  ------------


                                                                  ADDITIONAL    SERVICING
                                                      BROKER      SERVICING     FEE RATE
   LOAN NUMBER              DEFEASANCE              STRIP LOAN     FEE LOAN        (%)
----------------  ------------------------------   -----------  -------------  ----------
29129              Lockout/35_Defeasance/83_0%/2                                 0.0776

30696              Lockout/28_Defeasance/89_0%/2                                 0.1276


30696-A
----------------   ------------------------------  -----------  -------------  ----------
30696-B
30696-C
30696-D
30696-E
30696-F
----------------   ------------------------------  -----------  -------------  ----------
30696-G

30696-H

30696-I
30196              Lockout/27_Defeasance/89_0%/4                                 0.0526

09-0001428         Lockout/26_Defeasance/90_0%/4                                 0.0326

----------------   ------------------------------  -----------  -------------  ----------
29874              Lockout/25_Defeasance/91_0%/4                                 0.1276
29656              Lockout/47_Defeasance/71_0%/2                                 0.1276

27111              Lockout/28_Defeasance/90_0%/2                                 0.1276

30388              Lockout/27_Defeasance/91_0%/2                                 0.1276

----------------   ------------------------------  -----------  -------------  ----------
28778              Lockout/27_Defeasance/65_0%/4                                 0.1276
30440              Lockout/47_Defeasance/69_0%/4                                 0.1276
29799              Lockout/27_Defeasance/91_0%/2                                 0.1276

29920              Lockout/35_Defeasance/83_0%/2                                 0.1276

30074              Lockout/25_Defeasance/94_0%/1                                 0.1276

----------------   ------------------------------  -----------  -------------  ----------
30418              Lockout/27_Defeasance/89_0%/4                                 0.1276

30459              Lockout/27_Defeasance/91_0%/2                                 0.1276

29731              Lockout/35_Defeasance/82_0%/3                                 0.1276
----------------   ------------------------------  -----------  -------------  ----------

                                        ANTICIPATED
                                         REPAYMENT       DAY          MONTHLY               CREDIT LEASE
   LOAN NUMBER         LOAN NAME           DATE      PAYMENT DUE      PAYMENT    ARD LOAN       LOAN
----------------   -----------------    ----------  -------------   -----------  ---------  ------------
30518              Carmel Mountain                        5             34,790     No            No
                   West Shopping
                   Center
27694              Kimbrook Village                       5             35,443     No            No
                   Square
29408              Parkwood/Stratford                     5             30,082     No            No
29408-A            Parkwood Manor
                   Apartments
29408-B            Stratford Court
                   Apartments
----------------   -----------------    ----------  -------------    ---------  ----------   -----------
30769              Cedar Creek                            5             26,578     No            No
                   Apartments
29481              Lake Placid Lodge      12/1/10         1             30,279     No            No
30545              Sandhurst                              5             24,264     No            No
                   Apartments
30278              Tyler Square                           5             24,804     No            No
                   Shopping Center
----------------   -----------------    ----------  -------------    ---------  ----------   -----------
29188              Stewart Square                         5             24,978     No            No
                   Shopping Center
27757              Stony Brook                            5             24,592     No            No
                   Circle
30878              The Summit                             5             21,382     No            No
                   Apartments
30681              Cardinal-Pineview                      5             19,970     No            No
                   Apts.
----------------   -----------------    ----------  -------------    ---------  ----------   -----------
29218              Asmann & Westwood                      1             20,260     No            No
                   Apartments
29218-A            Asmann Apartments
29218-B            Westwood
                   Apartments
21815              Marsh Landing                          5             17,879     No            No
                   Office Park
28690              Milford Vista                          5             16,214     No            No
                   Apartments
----------------   -----------------    ----------  -------------    ---------  ----------   -----------
30982              Office Max on                          5             15,292     No            No
                   Union Street
29566              Cloud Nine                             5             15,546     No            No
                   Apartments
28304              1127                                   5             15,585     No            No
                   International
                   Parkway



                                                                  ADDITIONAL    SERVICING
                                                      BROKER      SERVICING     FEE RATE
   LOAN NUMBER               DEFEASANCE             STRIP LOAN     FEE LOAN        (%)
----------------    ------------------------------  -----------  -------------  ----------
30518               Lockout/25_Defeasance/91_0%/4                                 0.1276


27694               Lockout/26_Defeasance/93_0%/1                                 0.1276

29408               Lockout/28_Defeasance/91_0%/1                                 0.1276
29408-A

29408-B

----------------    ------------------------------  -----------  -------------  ----------
30769               Lockout/26_Defeasance/93_0%/1                                 0.1276

29481               Lockout/47_Defeasance/71_0%/2                                 0.1276
30545               Lockout/26_Defeasance/92_0%/2                                 0.1276

30278               Lockout/28_Defeasance/90_0%/2                                 0.1276

----------------    ------------------------------  -----------  -------------  ----------
29188               Lockout/29_Defeasance/89_0%/2                                 0.1276

27757               Lockout/27_Defeasance/92_0%/1                                 0.1276

30878               Lockout/25_Defeasance/92_0%/3                                 0.1276

30681               Lockout/26_Defeasance/92_0%/2                                 0.1276

----------------    ------------------------------  -----------  -------------  ----------
29218               Lockout/31_Defeasance/85_0%/4                                 0.0876

29218-A
29218-B

21815               Lockout/27_Defeasance/92_0%/1                                 0.1276

28690               Lockout/25_Defeasance/93_0%/2                                 0.1276

----------------    ------------------------------  -----------  -------------  ----------
30982               Lockout/26_Defeasance/92_0%/2                                 0.1276

29566               Lockout/27_Defeasance/91_0%/2                                 0.1276

28304               Lockout/31_Defeasance/87_0%/2                                 0.1276




                                     ANTICIPATED
                                      REPAYMENT       DAY          MONTHLY                CREDIT LEASE
   LOAN NUMBER        LOAN NAME         DATE      PAYMENT DUE      PAYMENT     ARD LOAN       LOAN
----------------  -----------------  ----------  -------------   ----------   ----------  ------------
29522             Hillside Village                     5            15,110       No           No
                  Apartments
30238             Cardinal-                            5            13,298       No           No
                  Heatherwood
                  Apts.
----------------  -----------------  ----------  -------------   ---------   -----------  ------------
29267             McCreless Court                      5            13,967       No           No
                  Shopping Center
30449             326-338                              5            10,617       No           No
                  University Avenue
30357             Cherry Hill                          5             9,301       No           No
                  Apartments
29131             After Six                            5             8,992       No           No
                  Shopping
                  Center-Phase II
----------------  -----------------  ----------  -------------   ---------   -----------  ------------
23305             Henry Manor                          5             7,045       No           No
                  Apartments




                                                                  ADDITIONAL    SERVICING
                                                      BROKER      SERVICING     FEE RATE
   LOAN NUMBER               DEFEASANCE             STRIP LOAN     FEE LOAN        (%)
----------------   ------------------------------  -----------  -------------  ----------
29522             Lockout/28_Defeasance/89_0%/3                                 0.1276

30238             Lockout/26_Defeasance/92_0%/2                                 0.1276


----------------   ------------------------------  -----------  -------------  ----------
29267             Lockout/28_Defeasance/90_0%/2                                 0.1276

30449             Lockout/25_Defeasance/93_0%/2                                 0.1276

30357             Lockout/26_Defeasance/92_0%/2                                 0.1276

29131             Lockout/27_Defeasance/90_0%/3                                 0.1276


----------------   ------------------------------  -----------  -------------  ----------
23305             Lockout/28_Defeasance/89_0%/3                                 0.1276



                                    EXHIBIT B

                                THE MORTGAGE FILE

         The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

         (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-C1, without recourse";

         (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon or, if any such original Mortgage or assignment has not been returned from the applicable public recording office, a copy thereof certified by GMAC Commercial Mortgage Corporation ("GMACCM") to be a true and complete copy of the original thereof submitted or, in the case of assignments to GMACCM, to be submitted for recording;

         (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

         (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

         (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause
                  (iii) above;

         (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

         (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

         (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

         (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or, with respect to each Mortgage Loan as to which a title insurance policy has not yet been issued, a lender's title insurance commitment with a letter from the issuer of the policy stating (or a lender's title insurance policy commitment marked to show changes) that all conditions to the issuance of the policy have been satisfied;

         (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and
                  (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

         (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

         (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

         (xiii)   the related Ground Lease or a copy thereof, if any;

         (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

         (xv) the original or a copy of any lockbox agreement or deposit account or similar agreement;

         (xvi)    an original or a copy of any environmental insurance policies;

         (xvii) the original or a copy of any intercreditor agreement with respect to the Mortgage Loan;

         (xviii)  the original or a copy of any letter of credit, and

         (xix) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1


                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

     Certificate of Officer of Goldman Sachs Mortgage Company (the "Seller")


         I, ___________________________________ a ___________________________ of
the Seller, hereby certify as follows:

         The Seller is a limited partnership duly organized and validly existing under the laws of the State of New York.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:


              Name                  Office                 Signature
              ----                  ------                 ---------






         Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated March 29, 2001 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Seller, and/or the Mortgage Loan Purchase Agreement, dated March 29, 2001 (the "Mortgage Loan Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.








                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of April ____, 2001.




                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


         I, [name], [title], hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting __________ _________________ of the Seller and that the signature appearing above is his or her genuine signature.



         IN WITNESS WHEREOF, the undersigned has executed this certificate as of April ____, 2001.




                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:













                                     C-1-2

                                   EXHIBIT C-2


                        FORM OF CERTIFICATE OF THE SELLER

                  Certificate of Goldman Sachs Mortgage Company

         In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this _____ day of April, 2001.

                                  GOLDMAN SACHS MORTGAGE COMPANY



                                  By: Goldman Sachs Real Estate Funding Corp., its general partner



                                  ---------------------------------------------
                                  Name:
                                  Title:















                                      C-2-1

                                   EXHIBIT C-3


                    FORM OF OPINION OF COUNSEL TO THE SELLER

April 5, 2001

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Banc Alex. Brown Inc.

Fitch, Inc.

Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies

Wells Fargo Bank Minnesota, N.A.

              Re:      GMAC Commercial Mortgage Securities, Inc.,
                       Mortgage Pass-Through Certificates, Series 2001-C1
                       --------------------------------------------------


Ladies and Gentlemen:

         I am Counsel to Goldman Sachs Mortgage Company (the "Seller"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation ("GMACCM") as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee").

         Certain of the Mortgage Loans were purchased by the Depositor from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. In connection with the transactions described above, the Seller and GMACCM have entered into a Supplemental Agreement, dated as of March 29, 2001 (the "Supplemental Agreement"), in order to facilitate such transactions and in contemplation of the assignment by the Seller to the Depositor of all of its right, title and interest in and to the Supplemental Agreement. The Mortgage Loan Purchase Agreement and the Supplemental Agreement are referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreement. This opinion is rendered pursuant to Section 8(e) of the Agreement.

         In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as


                                     C-3-1

I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of GMACCM, the Depositor, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

         In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the State of New York and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the State of New York and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing, I am of the opinion that:

         1. The Seller is duly formed and is validly existing as a limited partnership in good standing under the laws of the State of New York and has the requisite corporate power and authority to enter into and perform its obligations under the Agreements.

         2. The Agreements have been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport or are construed to provide indemnification with respect to securities law violations.

         3. No consent, approval, authorization or order of a State of New York or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.


                                     C-3-2

         4. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any State of New York or federal statute or regulation or conflict with or result in a material breach or violation of any order or regulation of any State of New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                Very truly yours,













                                     C-3-3